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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       ______________________________


      Date of Report (Date of earliest event reported): March 27, 2000

                           MID-COAST BANCORP, INC.
             (Exact name of registrant as specified in charter)


           Delaware              000-18096             01-0454232
(State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)        File Number)        Identification No.)

          1768 Atlantic Highway, P.O. Box 589, Waldoboro, ME 04572 (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code:  (207) 832-7521

                               Not applicable
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.

      On March 27, 2000, Mid-Coast Bancorp, Inc. ("Mid-Coast") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Union Bankshares Company ("Union Bankshares"), which provides for a merger of Mid-Coast with and into Union Bankshares (the "Proposed Merger"). The Proposed Merger is conditioned upon, among other things, approval by the shareholders of each of Union Bankshares and Mid-Coast and the receipt of certain regulatory approvals. In connection with the Proposed Merger, each outstanding share of common stock of Mid-Coast, except for shares held by persons exercising statutory appraisal rights, will be converted into the right to receive $15.875 in cash, upon the terms and conditions set forth in the Merger Agreement. Pursuant to the Merger Agreement, The Waldoboro Bank, F.S.B., a wholly owned subsidiary of Mid-Coast, will be merged with and into Union Trust Company, a wholly owned subsidiary of Union Bankshares, simultaneously with or immediately subsequent to the consummation of the Proposed Merger.

      In connection with the Merger Agreement, Union Bankshares and Mid-Coast have also entered into an Option Agreement, dated March 27, 2000 (the "Option Agreement"). Pursuant to the Option Agreement, among other things, Mid-Coast has granted to Union Bankshares an option to purchase, under certain circumstances, up to 19.9% of the outstanding shares of Mid-Coast common stock at a price of $6.00 per share, upon the terms and conditions set forth in the Option Agreement.

      Information contained in the exhibits to this current report on Form 8-K may contain statements which are forward-looking in nature, such as references to strategic plans and expectations. These forward-looking statements are inherently uncertain, and actual results may differ from Mid-Coast's expectations. Risk factors that could impact current and future performance could include but are not limited to: failure to realize or realize fully within the expected time frame anticipated benefits from the Proposed Merger; difficult or costly integration of the businesses; adverse changes in the economy of Mid-Coast's primary market; and changing requirements of federal and state bank regulatory agencies that could materially impact future operations of Mid-Coast.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

      (c)  Exhibits.

      The following exhibits are filed as part of this report:

Exhibit No.   Description

2.1 Agreement and Plan of Merger dated March 27, 2000 by and between Union Bankshares Company and Mid-Coast Bancorp, Inc. (Incorporated by reference to Exhibit 2.1 to Union Bankshares Company's Current Report on Form 8-K filed March 31, 2000).

10.1 Option Agreement dated March 27, 2000 between Union Bankshares Company and Mid-Coast Bancorp, Inc. (Incorporated by reference to Exhibit 10.1 to Union Bankshares Company's Current Report on Form 8-K filed March 31, 2000).

99.1 Press Release issued March 28, 2000. (Incorporated by reference to Exhibit 99.1 to Union Bankshares Company's Current Report on Form 8-K filed March 31, 2000).


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MID-COAST BANCORP, INC.


                                       By:  /s/ Wesley E. Richardson
                                       ------------------------------------
                                            Wesley E. Richardson,
                                            President and Chief Executive
                                            Officer

Date:  April 3, 2000